Exhibit 25(2)(n)(2)

                       CONSENT OF SHEARMAN & STERLING LLP

      We hereby consent to the reference to our firm included in the Registration Statement for Multi-Strategy Hedge Advantage, filed as part of Pre-Effective Amendment No. 1 to its Registration Statement (File Nos. 333-124411 and 811-21760).

                                                    /s/ Shearman & Sterling LLP
                                                    ----------------------------
                                                    Shearman & Sterling LLP

New York, New York
June 29, 2005